EXHIBIT 99.1

VOTING AGREEMENT

VOTING AGREEMENT (“Agreement”), dated as of June 1, 2005, by and between The Stride Rite Corporation, a Massachusetts corporation (the “Buyer”), and the undersigned stockholder (a “Stockholder”) of Saucony, Inc., a Massachusetts corporation (the “Company”).

WHEREAS, the Buyer, OC, Inc., a Massachusetts corporation and wholly owned subsidiary of the Buyer (“Transitory Subsidiary”), and the Company, have entered into an Agreement and Plan of Merger, dated of even date herewith (as such agreement may be subsequently amended or modified, the “Agreement and Plan of Merger”), providing for the merger of Transitory Subsidiary with and into the Company (the “Merger”);

WHEREAS, the Stockholder beneficially owns and has sole or shared voting power with respect to the number of shares of common stock, par value $0.33 1/3, of the Company (the “Shares”), and holds stock options or other rights to acquire the number of Shares indicated opposite the Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, it is a condition to the execution of the Agreement and Plan of Merger that the Stockholder execute and deliver this Agreement on a date even herewith; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Agreement and Plan of Merger.

NOW, THEREFORE, in consideration of, and as a condition to, the Buyer entering into the Agreement and Plan of Merger and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by the Buyer in connection therewith, the Stockholder and the Buyer agree as follows:

1. Agreement to Vote Shares. The Stockholder agrees that, prior to the Expiration Date (as defined below), at any meeting of the stockholders of the Company, or in connection with any written consent of the stockholders of the Company, with respect to the Merger, the Agreement and Plan of Merger or any Acquisition Proposal or any adjournment thereof, Stockholder shall:

(a)	appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum;

(b)	from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a consent to be delivered) covering all of the Shares that such Stockholder shall be entitled to so vote, whether such Shares are beneficially owned by such Stockholder on the date of this Agreement or are subsequently acquired, (i) in favor of adoption and approval of the Agreement and Plan of Merger and the transactions contemplated thereby, including the Merger; and (ii) against any Acquisition Proposal, or any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement providing for the consummation of a transaction contemplated by any Acquisition Proposal.

2. Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (i) the Effective Time; (ii) such date as the Agreement and Plan of Merger is terminated pursuant to Article VIII thereof; or (iii) upon mutual written agreement of the parties to terminate this Agreement. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided however, such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement prior to termination hereof.

3. Agreement to Retain Shares. From and after the date hereof until the conclusion of the Company Meeting (taking into account any postponements or adjournments thereof), the Stockholder shall not, except as contemplated by this Agreement or the Agreement and Plan of Merger, directly or indirectly, sell, transfer, assign, or otherwise dispose of (including, without limitation, by the creation of a Lien), or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, any Shares owned by the Stockholder, whether such Shares are held by the Stockholder on the date of this Agreement or are subsequently acquired prior to any meeting of Stockholders prior to the Expiration Date, whether by the exercise of any stock options to acquire Shares or otherwise. Notwithstanding the foregoing, the Stockholder may make (a) transfers by will, or by operation of law, in which case this Agreement shall bind the transferee, (b) transfers in connection with estate and charitable planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of, and perform the obligations of the Stockholder under, this Agreement, and (c) as the Buyer may otherwise agree in writing in its sole discretion

4. Representations and Warranties of Stockholder. The Stockholder hereby represents and warrants to the Buyer as follows:

(a)	the Stockholder has the power and the right to enter into and perform the terms of this Agreement;

(b)	this Agreement (assuming this Agreement constitutes a valid and binding agreement of the Buyer) is a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles);

(c)	except as set forth on Schedule 1, the Stockholder beneficially owns the number of Shares indicated opposite such Stockholder’s name on Schedule 1, free and clear of any liens, claims, charges or other encumbrances or restrictions (“Liens”), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares; and

(d)	the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his or her obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other entity, any bylaw or other organizational document of Stockholder. Except as expressly contemplated hereby or as set forth on Schedule 1 hereto, the Stockholder is not a party to any voting agreement or voting trust relating to the Shares.

5. Irrevocable Proxy. Subject to the last sentence of this Section 5, by execution of this Agreement, Stockholder does hereby appoint the Buyer with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the full extent of the undersigned’s rights with respect to the Shares, to vote, if the Stockholder is unable to perform his or her obligations under this Agreement, each of such Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Shares. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date of this Agreement.

6. No Solicitation. From and after the date hereof until the Expiration Date, Stockholder, in his or her capacity as a stockholder of the Company, shall not, nor, to the extent applicable to Stockholder, shall he or she permit any of his or her affiliates to, nor shall he or she authorize any director, officer, employee, investment banker, attorney, accountant or other advisor or representative of, Stockholder or any of his or her affiliates to, (a) solicit, initiate or knowingly encourage, or take any action to knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal, including without limitation amending or granting any waiver or release under any standstill or similar agreement with respect to any Company Common Stock, (b) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any Acquisition Proposal (other than the Agreement and Plan of Merger), (c) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Acquisition Proposal (other than the Agreement and Plan of Merger), (d) initiate a stockholders’ vote or action by consent of the Company’s stockholders with respect to an Acquisition Proposal, or (e) except by reason of this Agreement become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of an Acquisition Proposal.

7. Specific Enforcement. The Stockholder has signed this Agreement intending to be legally bound thereby. The Stockholder expressly agrees that this Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against the Stockholder.

8. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

9. No waivers. No waivers of any breach of this Agreement extended by the Buyer to the Stockholder shall be construed as a waiver of any rights or remedies of the Buyer with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of the Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

10. Miscellaneous. This Agreement to be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

11. Capacity as Stockholder. Stockholder signs this Agreement solely in the Stockholder’s capacity as a stockholder of the Company, and not in the Stockholder’s capacity as a director, officer or employee of the Company or any of its subsidiaries or in the Stockholder’s capacity as a trustee or fiduciary of any ERISA plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director and/or officer of the Company in the exercise of his or her fiduciary duties consistent with the terms of the Agreement and Plan of Merger as a director and/or officer of the Company or in his or her capacity as a trustee or fiduciary of any ERISA plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any trustee or fiduciary of any ERISA plan or trust from taking any action in his or her capacity as a director or officer of the Company.

12. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s Articles of Organization, the possible acquisition of the Shares by the Buyer pursuant to the Agreement and Plan of Merger, (b) the Agreement and Plan of Merger is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

13. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (iii) on the date of confirmation of receipt (or the first business day following such receipt if the date of such receipt is not a business day) of transmission by facsimile, in each case to the intended recipient as set forth below:

(i) if to the Stockholder to the address set forth on the respective signature page of this Agreement;

(ii) if to the Buyer to:

The Stride Rite Corporation

191 Spring Street

Lexington, Massachusetts 02421

Attn: David M. Chamberlain

Facsimile: (617) 824-6969

with a copy to:

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Attn:    Joseph L. Johnson III

  Ettore A. Santucci

Facsimile: (617) 523-1231

(iii) if to the Company to:

Saucony, Inc.

13 Centennial Drive

Peabody, Massachusetts 01960

Attn: John H. Fisher

Facsimile: (978) 532-4956

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attn: David E. Redlick, Esq.

Facsimile: (617) 526-5000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telex, ordinary mail or electronic mail), but no such notice of other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

15. No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto.

16. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that the Buyer may assign this Agreement to any direct or indirect wholly owned subsidiary of the Buyer without the consent of the Company or the Stockholder (provided that the Buyer shall remain liable for all of its obligations under this Agreement) and the Stockholder may assign this Agreement in connection with any permitted transfer of shares hereunder (provided that the transferee agrees in writing to be bound by the terms of this Agreement). Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, heirs, executors, administrators and other legal representatives, as the case may be.

17. Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

18. Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the personal jurisdiction of any state or federal court sitting in Boston, Massachusetts in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 14. Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

STOCKHOLDER

Name:

THE STRIDE RITE CORPORATION

By:
Name:
Title:

SCHEDULE 11

Stockholder	Class A Shares	Class B Shares	Options

Notwithstanding anything in this Agreement to the contrary, the Stockholder does not represent that the Stockholder has any voting or other power with respect to any of the Shares set forth above which are Shares allocable to such Stockholder’s account under any employee stock ownership, deferred investment or other similar plan of the Company (other than for Shares allocable to the Stockholder’s account under an employee stock ownership plan for which the Stockholder does have voting power).

[1]	Shares include shares allocable to a stockholder’s account under the Company’s employee stock ownership, deferred investment or other similar plans of the Company.